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                                                                    EXHIBIT 99.1


                                     [Date]

[Recipient]

Restricted Share Unit Award Agreement

Dear _________:

         This letter will serve as notice of an award (the "Award") of Restricted Share Units that has been made to you pursuant to the provisions of the Delphi Financial Group, Inc. (the "Company") 2003 Employee Long-Term Incentive and Share Award Plan (the "Plan") by action of the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Committee") taken on [date], as follows:

         Pursuant to Section 5(d) of the Plan, you have been awarded _____ Restricted Share Units (the "Units"), which are subject to the following terms and conditions, as established by the Committee (with all capitalized terms used but not defined below having the meanings set forth in the Plan):

         The Units entitle you to receive _____ shares of the Company's Class A Common Stock (the "Stock") (or, where indicated below, the Vested Percentage of such number of shares) upon the earliest of (a) your termination of employment by reason of death or Disability, (b) the earlier of your death or six months following your termination of employment (or such shorter period following such termination of employment as is permitted under Section 409A of the Code) (i) by reason of your Occupational Disability (as defined below) or normal retirement in accordance with the policies set by the Company's Board of Directors (the "Board"), (ii) by the Company other than for Cause, (iii) by you for Good Reason or (iv) for any reason following a Change of Ownership of the Company, (c) a Change of Ownership of the Company which also constitutes a "change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company" which is, under guidance issued by the Internal Revenue Service pursuant to Section 409A(a)(2)(A)(iv) of the Code, an event which constitutes a permissible distribution event under Section

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[Recipient]
[Date]
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409A of the Code, and (d) with respect to the Vested Percentage of such number of Units only, six months following your termination of employment for any reason (or such shorter period following such termination of employment as is permitted under Section 409A of the Code). The "Vested Percentage" of such number shall be equal to zero until [date], on which date such percentage shall increase to ___ percent (__%), with such percentage increasing by an additional __% on each anniversary of such date thereafter until reaching one hundred percent (100%) on [date]. However, if you terminate your employment other than for Good Reason or in connection with an event described in the preceding clauses (a), (b) or (c) above, the Units will, except as to the then-applicable Vested Percentage thereof as provided in clause (d) above, be forfeited to the Company. In addition, if your employment is terminated by the Company for Cause, the Units will be forfeited to the Company.

          For purposes of the foregoing:

         "Cause" means (a) conviction of a felony or other crime involving fraud, dishonesty or moral turpitude, (b) fraud with respect to the business of the Company, or (c) gross neglect of duties of your office specified in writing by the Board. For purposes hereof, you shall not be deemed to have been terminated for Cause until the later to occur of (i) the 30th day after notice of termination is given to you and (ii) the delivery to you of a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the members of the Board at a meeting called and held for that purpose, and at which you together with your counsel were given an opportunity to be heard, finding that you were guilty of conduct described in this definition of "Cause", and specifying the particulars thereof in detail.

         "Good Reason" means your voluntary termination of employment within 120 days after the occurrence without your express written consent of any of the following events, provided that you give notice to the Company at least 30 days in advance requesting that the situation be remedied, and the situation remains unremedied upon expiration of such 30-day period: (i) your removal from, or any failure to reelect you to, the positions of [title] of the Company, except in connection with your termination for Cause or Disability or termination by you other than for Good Reason; or (ii) reduction in your rate of base salary for any fiscal year to less than 100 percent of the rate of your base salary currently in effect; (iii) failure of the Company to continue in effect any retirement, life insurance, medical insurance or disability plan in which you are presently participating unless the Company provides you with a plan or plans

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[Recipient]
[Date]
Page 3


that provide substantially comparable benefits; (iv) a Change of Ownership; or
(v) any purported termination by the Company of your employment for Cause that is not effected in compliance with the definition of "Cause" above.

         "Occupational Disability" means an illness, injury, accident or condition of either a physical or psychological nature as a result of which you are unable to perform substantially the duties and responsibilities of your position for 180 days during a period of 365 consecutive calendar days.

         You will be deemed to have a "Disability" if you (i) are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) are, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

         In the event that a dividend is paid or property is distributed (including, without limitation, shares of Stock) with respect to a share of the Stock while a Unit is outstanding, you will receive with respect to each Unit then outstanding: (a) in the case of a cash dividend, or a distribution of property other than stock, dividend equivalents in cash or such property which shall be paid concurrently with the payment of the dividend on the Stock; and
(b) in the case of stock dividends, a number of additional Units equal to the number of whole or fractional shares of Stock that would have been paid if the Units had been Stock outstanding on the date of distribution.

         In the event of a stock split (other than where effected pursuant to a stock dividend) or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, the Committee will make any appropriate adjustments to the number and kind of shares of stock or securities to which the Units relate. The Committee may also make appropriate adjustments to take into account mergers, consolidations, acquisitions, dispositions or similar corporate transactions if it is determined by the Committee that adjustments are appropriate to preserve (but not enhance) the value of the Units.

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[Recipient]
[Date]
Page 4


         The Units are subject to the terms and conditions of the Plan and may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of prior to the time, if any, that you become entitled to receive shares of Stock as provided herein other than by will or the laws of descent and distribution.

         Please confirm your agreement to and acceptance of each of the terms of the Award as described above and as contained in the Plan, as applicable to the Award, by signing and dating both counterparts of this letter and returning one to me. The other counterpart may be retained for your files.


                                        Very truly yours,



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Agreed to and accepted:


                                               Date:
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[Recipient]